SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Sigma Designs, Inc.

(Name of Registrant as Specified in its Charter)

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SIGMA DESIGNS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 21, 2002

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Sigma Designs, Inc., a California corporation ("Sigma"), will be held on Friday, June 21, 2002 at 2:00 p.m., local time, at the principal executive offices of Sigma located at 355 Fairview Way, Milpitas, California 95035, for the following purposes:

    To elect four (4) directors to serve for the ensuing year and until their successors are elected.

    To approve a change in Sigma's state of incorporation from California to Delaware.

    To ratify the appointment of Deloitte & Touche LLP as independent auditors of Sigma for the fiscal year ending January 31, 2003.

    To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only shareholders of record at the close of business on April 22, 2002 are entitled to receive notice of, to attend and to vote at the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed. Should you receive more than one proxy because your shares are registered in different names or addresses, please sign and return each proxy to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

FOR THE BOARD OF DIRECTORS

Thinh Q. Tran
Chairman of the Board of Directors,
President and Chief Executive Officer

Milpitas, California
May 20, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

SIGMA DESIGNS, INC.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of Sigma Designs, Inc., a California corporation ("Sigma"), for use at Sigma's 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, June 21, 2002, at 2:00 p.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Sigma at 355 Fairview Way, Milpitas, California 95035. Sigma's telephone number is (408) 262-9003.

Proxy solicitation materials, which include this proxy statement, the proxy and Notice of Annual Meeting of Shareholders, were mailed on or about May 20, 2002 to all shareholders entitled to vote at the Annual Meeting. You may request a copy of Sigma's Annual Report on Form 10-K for the fiscal year ended February 2, 2002 at no charge, by writing to Sigma at the following address: Investor Relations, Sigma Designs, Inc., 355 Fairview Way, Milpitas, California 95035.

INFORMATION CONCERNING SOLICITATION AND VOTING

Purposes of the Annual Meeting

The purposes of the Annual Meeting are (i) to elect four directors to serve for the ensuing year and until their successors are duly elected and qualified; (ii) to approve a change in Sigma's state of incorporation from California to Delaware; (iii) to ratify the appointment of Deloitte & Touche LLP as independent auditors of Sigma for the fiscal year ending January 31, 2003; and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date and Shares Outstanding

Shareholders of record at the close of business on April 22, 2002 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. At the Record Date, 16,427,724 shares of Sigma's common stock were outstanding. For information regarding security ownership by management and by beneficial owners of more than 5% of Sigma's common stock, see "Security Ownership of Certain Beneficial Owners and Management."

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to the Secretary of Sigma or (2) by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of proxy. Any written notice of revocation or subsequent proxy should be delivered to Sigma Designs, Inc., 355 Fairview Way, Milpitas, California 95035, Attention: Secretary, or hand-delivered to the Secretary of Sigma at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

Each shareholder entitled to vote at the Annual Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate has been nominated prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting of the intention to cumulate the shareholder's votes prior to the voting. On all other matters, each share of common stock is entitled to one vote.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of Sigma's nominees as a director; and (ii) FOR the approval of a change in Sigma's state of incorporation from California to Delaware; and (iii) FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending January 31, 2003. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the shareholders at the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as the Board of Directors may recommend.

Expenses of solicitation will be borne by Sigma. Sigma may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of Sigma's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter.

Quorum; Abstentions; Broker Non-Votes

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors. The affirmative vote of a majority of Sigma's outstanding common stock entitled to vote on the matter is required to change Sigma's state of incorporation.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker non-votes, Sigma believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Sigma further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, Sigma intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 2, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.

Deadline for Receipt of Shareholder Proposals for 2003 Annual Meeting

Proposals of shareholders intended to be presented at the next annual meeting (i) must be received by Sigma at 355 Fairview Way, Milpitas, California 95035 no later than January 20, 2003 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in Sigma's proxy statement for that meeting. If a shareholder intends to submit a proposal at Sigma's 2003 annual meeting which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give notice to Sigma not less than 90 days nor more than 120 days prior to the meeting in accordance with the requirements set forth in Sigma's bylaws. If such a shareholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Four nominees have been selected for re-election to Sigma's Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently directors of Sigma. In the event that any nominee of Sigma is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.

Name of Nominee	Age	Position	Director Since
Thinh Q. Tran	48	Chairman of the Board, President and Chief Executive Officer	1982
William J. Almon(1)(2)	69	Director	1994
William Wang(1)(2)	38	Director	1995
Julien Nguyen(1)(3)	45	Director	2000

___________

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Audit Committee beginning April 2001.

Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of Sigma.

Mr. Tran, a founder of Sigma, has served as President, Chief Executive Officer and Chairman of the Board since February 1982. Prior to joining Sigma, Mr. Tran served in various engineering positions at Amdahl Corporation and as a staff engineer of Trilogy Systems Corporation, both of which were involved in the IBM-compatible mainframe computer market.

Mr. Almon has served as a director of Sigma since April 1994. Mr. Almon also serves as a director of Read-Rite Corporation, and Exabyte Corporation. Mr. Almon was Managing Director of Netfish Technology from 1999 to May 2001 when it was acquired by Iona Technologies PLC. He was Chairman of the Board of InterNet Image, an Internet software company that was merged with Intraware Inc. in October 1999. In May 1994, Mr. Almon founded and served as Chairman of the Board and Chief Executive Officer of StorMedia, Inc., a manufacturer of thin film disks. From December 1989 until February 1993, Mr. Almon served as President and Chief Executive Officer of Conner Peripherals, Inc., a manufacturer of computer disk drives and storage management devices. Prior to 1987, Mr. Almon spent 30 years with IBM Corporation, holding executive positions in both software and hardware management, most recently as Vice President, Low End Storage Products.

Mr. Wang became a director of Sigma in October 1995. From January 1995 to the present, Mr. Wang has served as Chairman of the Board, Chief Executive Officer and President of Princeton Graphic Systems, a supplier of computer monitors, and has served since January 1996 as a director of Diva Labs. From 1990 to April 1997, Mr. Wang served as Chairman of the Board and Chief Executive Officer of MAG Innovision Co., Inc., a supplier of computer monitors. From 1986 until 1990, Mr. Wang worked at Tatung Company of America in the Video Display Division

Mr. Nguyen became a director of Sigma in May 2000. Mr. Nguyen is Managing Partner of Applied Materials Ventures, a corporate venture fund. Mr. Nguyen co-founded and was the Chairman of ezlogin, a developer of personalization infrastructure tools for internet sites and wireless carriers. Prior to ezlogin, Mr. Nguyen founded Novita Communications, and served as its Chief Executive Officer. Novita developed Java-based communications software and services. In 1998, Novita was acquired by PlanetWeb. From February 1995 to October 1996, Mr. Nguyen served as Co-Chairman and Chief Technical Officer of Sigma. From August 1993 until January 1995, he served as Vice President, Engineering and Chief Technical Officer of Sigma. From May 1992 until October 1993, Mr. Nguyen was President and Chief Executive of E-Motions, which was acquired by Sigma in 1993. Prior to founding E-Motions, Mr. Nguyen worked at Radius Inc. as director of Product Development and was in charge of all product development for five years. Mr. Nguyen also serves as an observer on the boards of Zepton Networks, Siros Technologies and GlimmerGlass Networks

Vote Required and Recommendation of the Board of Directors

The four nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under California law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

Board and Committees Meetings

The Board of Directors of Sigma held a total of four meetings during the fiscal year ended January 31, 2002. No incumbent director attended less than 75% of the aggregate of all meetings of the Board of Directors and any committees of the Board on which he served, if any, during his tenure as a director. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

The Audit Committee of the Board of Directors currently consists of Messrs. Almon, Wang and Nguyen. Mr. Nguyen was appointed to the Audit Committee effective April 2001. Messrs. Almon, Wang and Nguyen met once a quarter during the last fiscal year. The Audit Committee recommends engagement of Sigma's independent auditors, and is primarily responsible for approving the services performed by Sigma's independent auditors and for reviewing and evaluating Sigma's accounting policies and its systems of internal accounting controls.

The Compensation Committee of the Board of Directors, which currently consists of Messrs. Almon and Wang, met once during the last fiscal year. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning Sigma's executive compensation policy.

Compensation of Directors

Members of the Board of Directors are currently compensated at the rate of $500 per Board meeting attended plus out-of-pocket expenses related to the attendance at such meetings. Pursuant to Sigma's 1994 Director Option Plan, as amended in 1997, Messrs. Almon,  Wang and Nguyen were automatically granted options to purchase 2,500 shares each at an exercise price of $2.21 per share.

PROPOSAL NO. 2

REINCORPORATION IN DELAWARE

Introduction

For the reasons set forth below, the Board of Directors believes that it is in the best interests of Sigma and its shareholders to change the state of incorporation of Sigma from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). Shareholders are urged to carefully read this section of the Proxy Statement, including the related exhibits referenced below and attached hereto, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term "Sigma California" or "Sigma" refers to Sigma Designs, Inc., the existing California corporation, and the term "Sigma Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of Sigma California, which is the proposed successor to Sigma California in the Proposed Reincorporation.

As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate laws and the substantial body of case law interpreting those laws. Sigma believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware laws afford. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of Sigma, obtain representation on the Board of Directors or take any action that would materially affect the governance of Sigma.

The Reincorporation Proposal will be effected by merging Sigma California into Sigma Delaware (the "Merger"). Upon completion of the Merger, Sigma California as a corporate entity, will cease to exist and Sigma Delaware will continue to operate the business of Sigma under its current name, Sigma Designs, Inc.

Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Appendix A (the "Merger Agreement"), each outstanding share of Sigma California common stock, no par value, will be automatically converted into one share of Sigma Delaware common stock, no par value, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Sigma California common stock will continue to represent the same number of shares of common stock of Sigma Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SIGMA DELAWARE. However, shareholders may exchange their certificates if they so choose. The common stock of Sigma California is listed for trading on the Nasdaq National Market and, after the Merger, Sigma Delaware's common stock will continue to be traded on the Nasdaq National Market without interruption, under the same symbol ("SIGM") as the shares of Sigma California common stock are currently traded.

Under California law, the affirmative vote of a majority of the outstanding shares of common stock of Sigma California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by Sigma's Board of Directors. If approved by the shareholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of Sigma, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. Shareholders of Sigma California will have no appraisal rights with respect to the Merger.

The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Sigma Delaware and the Bylaws of Sigma Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION, THE BYLAWS, AND THE RESTATED INDEMNIFICATION AGREEMENTS OF SIGMA DELAWARE AND ALL PROVISIONS THEREOF.

Vote Required for the Reincorporation Proposal

The Reincorporation Proposal will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Sigma Delaware, (ii) the assumption of Sigma California's employee benefit plans and stock option and employee stock purchase plans by Sigma Delaware and (iii) restatements of Sigma's indemnification agreements with its officers and directors to afford such persons indemnification by Sigma to the full extent permitted by Delaware law, will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of Sigma California entitled to vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION.

Principal Reasons for the Proposed Reincorporation

As Sigma plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which Sigma's governance decisions can be based, and Sigma believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by Sigma. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is Sigma's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that Sigma may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. Sigma believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

California Proposition 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, Sigma believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. Sigma believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of Sigma

The Reincorporation Proposal will effect only a change in the legal domicile of Sigma and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of Sigma. The four directors who will be elected at the Annual Meeting will become the directors of Sigma Delaware. All employee benefit, stock option and employee stock purchase plans of Sigma California will be assumed and continued by Sigma Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Sigma Delaware common stock, at the same price per share, upon the same terms, and subject to the same conditions. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Sigma Delaware. Other employee benefit arrangements of Sigma California will also be continued by Sigma Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger the shares of common stock of Sigma Delaware will continue to be traded, without interruption, in the same principal market (the Nasdaq Stock Market) and under the same symbol ("SIGM") as the shares of common stock of Sigma California are currently traded. Sigma believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Sigma California's rights and obligations under such material contractual arrangements will continue and be assumed by Sigma Delaware.

Antitakeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of Sigma or to obtain representation on the Board of Directors.

In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated Sigma's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of Sigma has considered certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, the establishment of a staggered board of directors, and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. Some of these measures have been implemented by Sigma California under California law and will be assumed or a corresponding arrangement has been provided for by Sigma Delaware under Delaware law. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of Sigma California and Sigma Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware - Indemnification and Limitation of Liability" below.

Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware - Stockholder Approval of Certain Business Combinations."

The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to Sigma and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits; and (iv) certain of Sigma's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of Sigma without the prior written consent of the licensor or other contracting party.

By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of Sigma's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in Sigma's business not yet reflected in the stock price and equality of treatment of all shareholders.

Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of Sigma, such provisions could make it more difficult to change the existing Board of Directors and management.

The Charters and Bylaws of Sigma California and Sigma Delaware

The provisions of the Sigma Delaware Certificate of Incorporation and Bylaws are similar to those of the Sigma California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Sigma Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications as described in this Proxy Statement. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Sigma Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of Sigma Delaware is qualified by reference to Appendices B and C hereto, respectively.

The Articles of Incorporation of Sigma California currently authorize Sigma to issue up to 35,000,000 shares of common stock, and 2,000,000 shares of preferred stock. The Certificate of Incorporation of Sigma Delaware provides that it will have 35,000,000 authorized shares of common stock, no par value, and 2,000,000 shares of preferred stock, no par value. Like Sigma California's Articles of Incorporation, Sigma Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. Although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of additional Preferred Stock in the future upon terms which could have the effect of delaying or preventing a change in control of Sigma or modifying the rights of holders of Sigma's common stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

Monetary Liability of Directors. The Articles of Incorporation of Sigma California and the Certificate of Incorporation of Sigma Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law. The provision eliminating monetary liability of directors set forth in the Sigma Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Sigma California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. Sigma Delaware proposes to enter into new indemnification agreements with all directors after the Proposed Reincorporation. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware - Indemnification and Limitation of Liability."

Size of Board of Directors. The Bylaws of Sigma Delaware provide for a Board of Directors consisting of four members, until changed by a duly adopted amendment to the Bylaws. The Bylaws of Sigma California provide for a Board of Directors consisting of not less than four nor more than seven directors, within which the exact number is set at seven members. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). The Sigma Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of Sigma Delaware could amend the Bylaws to change the size of the Board of Directors from four directors without further stockholder approval. If the Reincorporation Proposal is approved, the four directors of Sigma California who are elected at the Annual Meeting will continue as the four directors of Sigma Delaware after the Proposed Reincorporation is consummated and until their successors have been duly elected and qualified.

Cumulative Voting for Directors. Under California law, if any shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on Sigma's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is listed on the Nasdaq National Market (a "Listed Company") can also eliminate cumulative voting with shareholder approval. Sigma qualifies as a Listed Company but has not sought shareholder approval to eliminate cumulative voting. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The Sigma Delaware Certificate of Incorporation does not provide for cumulative voting rights.

Power to Call Special Shareholders' Meetings. Under California law and Sigma California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Articles of Incorporation or the Bylaws. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Sigma Delaware authorize the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders. Therefore, holders of 10% or more of the voting shares of Sigma will no longer be able to call a special meeting of stockholders. Sigma believes this change is warranted as a prudent corporate governance measure to prevent an inappropriately small number of stockholders from prematurely forcing stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special stockholders' meeting before (i) the time that the Board believes such consideration to be appropriate or (ii) the next annual meeting (provided that the holders meet the notice requirements for consideration of a proposal). Such special meetings would involve substantial expense and diversion of board and management time which Sigma believes to be inappropriate for an enterprise the size of Sigma. Aside from the foregoing, no other change is contemplated in the procedures to call a special stockholders' meeting, although the Board of Directors could amend the Bylaws of Sigma Delaware without stockholder approval.

Filling Vacancies on the Board of Directors. Under California law, any vacancy on the Board of Directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a Corporation's Articles of Incorporation or by a Bylaw approved by the corporation's shareholders. Sigma California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Sigma Delaware provide, consistent with the Bylaws of Sigma California, that any vacancy created by the removal of a director by the stockholders of Sigma Delaware may be filled only by the stockholders. A vacancy created by any reason other than removal, however, may be filled by the directors, and the person so elected to fill the vacancy shall hold office until the next succeeding annual meeting of stockholders at which the class to which the director belongs is to be elected. Following the Proposed Reincorporation, the Board of Directors of Sigma Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. The Bylaws of Sigma Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board or Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of shareholders (the "Business Procedure").

The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of Sigma prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of Sigma of such shareholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by Sigma not fewer than 120 days prior to the meeting.

Under the Nomination Procedure, a shareholder's notice to Sigma must contain certain information about the nominee, including name, address, the consent to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, a representation that the shareholder is a holder of record of stock entitled to vote at the meeting and a description of all arrangements or understandings between the shareholder and each nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before an annual or special meeting in accordance with the above-described procedures.

By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board of Directors to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board of Directors' position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Sigma Delaware Bylaws do not give the Board of Directors any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at a meeting, the Sigma Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of Sigma, even if the conduct of such business or such attempt might be deemed to be beneficial to Sigma and its shareholders.

Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as Sigma, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Pursuant to the Sigma Delaware Bylaws and in accordance with Delaware law, Sigma Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Sigma California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the Certificate of Incorporation. The Bylaws of Sigma Delaware do not address election by ballot, but the Certificate of Incorporation of Sigma Delaware, consistent with Sigma California's Bylaws, provides that if a stockholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Stockholders of Sigma Delaware may therefore continue to demand election by ballot, unless and until the Certificate of Incorporation is amended, which amendment would require a majority stockholder vote. It may be more difficult for a stockholder to contest the outcome of a vote that has not been conducted by written ballot.

Action by Written Consent of the Shareholders. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the Bylaws of Sigma Delaware. Thus, although the Bylaws of Sigma California allow shareholder action by written consent, such action by written consent will no longer be authorized after the Proposed Reincorporation.

Removal of Directors. The Bylaws of Sigma Delaware permit a director to be removed solely for cause by a majority of the outstanding shares then entitled to vote in an election of directors; provided, however, that, so long as stockholders are entitled to cumulative voting, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director if cumulatively voted at an election of the class of directors of which the director is a part. California law permits the removal of directors, with or without cause, by a majority of the outstanding shares then entitled to vote; provided, however, that no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the Certificate of Incorporation otherwise provides. The Sigma Delaware Certificate of Incorporation and Bylaws do not provide for a classified board of directors.

Significant Differences Between the Corporation Laws of California and Delaware

The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

Stockholder Approval of Certain Business Combinations

Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66⅔%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of Sigma intends that Sigma be governed by Section 203. Sigma believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

Sigma believes that Section 203 will encourage any potential acquiror to negotiate with Sigma's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Sigma Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Sigma Delaware will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Sigma Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

California. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target's common stock or its affiliate unless all of the target company's shareholders consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Classified Board of Directors

A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

Delaware. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Sigma Delaware Certificate of Incorporation and Bylaws do not currently provide for a classified board of directors.

California. Under California law, a Company whose shares are listed on a national exchange may also provide for a classified board of directors by adopting amendments to its articles of incorporation or bylaws. Which amendments must be approved by the shareholders. Although Sigma California qualifies to adopt a classified board of directors, the Sigma California Articles of Incorporation and Bylaws do not currently provide for a classified board.

Removal of Directors

Delaware. Under Delaware law, any director or the entire Board of Directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

California. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board of Directors is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

Sigma California's Articles of Incorporation and Bylaws do not provide for a classified board of directors but do provide for cumulative voting. The Sigma Delaware Certificate of Incorporation and Bylaws will not provide for a classified Board of Directors or for cumulative voting.

Indemnification and Limitation of Liability

California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

Delaware. The Sigma Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve Sigma or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

California. The Sigma California Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

Indemnification Compared and Contrasted. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys' fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or by-law provisions which make mandatory the permissive indemnification provided by California law. Sigma California's Articles of Incorporation permit indemnification beyond that expressly mandated by California law and limit director monetary liability to the extent permitted by California law.

Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

Indemnification Agreements. A provision of Delaware law states that indemnification provided by statute shall not be deemed exclusive of any other right under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreement entered into by Sigma California with its officers and directors may be assumed by Sigma Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law and to provide for indemnification of officers and directors and advancement of expenses to the maximum extent permitted by Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. Among other things, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

Inspection of Shareholder List

Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Dividends and Repurchases of Shares

California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

California. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1¼ times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1¼ times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Shareholder Voting

Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers.

Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

California. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Delaware. Under Delaware law, such fair market value, is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of asset reorganizations.

Dissolution

Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Sigma Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the General Corporation Law of California to Delaware Corporations

Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange or are traded in the Nasdaq National Market or whose voting shares are owned directly or indirectly by a corporation or corporations not subject to Section 2115. Following the Proposed Reincorporation, the common stock of Sigma Delaware will continue to be traded on the Nasdaq National Market and accordingly, it is expected that Sigma Delaware will be exempt from Section 2115.

Certain Federal Income Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Sigma California common stock who receive Sigma Delaware common stock in exchange for their Sigma California common stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Sigma California shareholders, such as dealers in securities, or those Sigma California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Sigma California common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

(a) No gain or loss should be recognized by holders of Sigma California common stock upon receipt of Sigma Delaware common stock pursuant to the Proposed Reincorporation;

(b) The aggregate tax basis of the Sigma Delaware common stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Sigma California common stock surrendered in exchange therefor; and

(c) The holding period of the Sigma Delaware common stock received by each shareholder of Sigma California should include the period for which such shareholder held the Sigma California common stock surrendered in exchange therefor, provided that such Sigma California common stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

Sigma has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. Sigma will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by Sigma Delaware and Sigma California. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the shareholders of Sigma California retain, through ownership of Sigma Delaware stock, a significant equity interest in Sigma California's business after the Proposed Reincorporation.

A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of Sigma California common stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Sigma Delaware common stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of Sigma Delaware common stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held Sigma California common stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a shareholder would recognize gain to the extent the shareholder received (actually or constructively) consideration other than Sigma Delaware common stock in exchange for the shareholder's Sigma California common stock.

State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Although not free from doubt, Sigma believes that the assumption by Sigma Delaware of the obligations under the Shareholder Rights Plan should be a tax- free event. There is no assurance, however, that the IRS or any other taxing authority could not successfully assert a contrary position. If there was a successful challenge, Sigma believes that the value of the Rights as of the date of the Merger will be insignificant. Accordingly, the amount of any associated tax liability should be de minimis.

Sigma should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Sigma Delaware should succeed,, without adjustment, to the federal income tax attributes of Sigma California.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of Sigma for the fiscal year ending January 31, 2003 and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

Deloitte & Touche LLP has audited Sigma's financial statements for each fiscal year since Sigma's inception. Its representatives are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2002

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP and their respective affiliates (collectively, "D&T") for professional services rendered for the audit of Sigma's annual consolidated financial statements for the fiscal year ended January 31, 2002 and for the reviews of the financial statements included in Sigma's Quarterly Reports on Form 10-Q for that fiscal year were $215,625.

Financial Information Systems Designs and Implementation Fees

Sigma did not engage D&T for professional services relating to financial information systems design and implementation for the fiscal year ended January 31, 2002.

All Other Fees

The aggregate fees billed by D&T for services rendered to Sigma, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended January 31, 2002 were $63,068.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence and believes such services are compatible with maintaining the auditor's independence.

Required Vote

Stockholder approval is not required for the appointment of Deloitte & Touche LLP since the Board of Directors has the responsibility of selecting auditors. However, the Board of Directors has conditioned its appointment of Sigma's independent auditors upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. In the event that the stockholders do not approve the selection of Deloitte & Touche LLP, the Board of Directors will reconsider its appointment. Even if the selection is ratified, the Board of Directors, at its discretion and at the direction of the Audit Committee, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Sigma and its shareholders

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS SIGMA'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 31, 2003.

OTHER INFORMATION

Executive Officers

The information required by this item regarding executive officers is incorporated by reference from the information set forth in the section titled "Executive Officers of the Company" contained in Part I of Sigma's Annual Report on Form 10-K for the fiscal year ended January 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires Sigma's officers and directors, and persons who own more than ten percent (10%) of a registered class of Sigma's equity securities, to file certain reports regarding ownership of, and transactions in, Sigma's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish Sigma with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to Sigma pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to Sigma with respect to the last fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, Sigma believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to Sigma's officers, directors and 10% shareholders were complied with.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Sigma's common stock as of the Record Date by (i) each person who is known by Sigma to own beneficially more than 5% of Sigma's common stock, (ii) each of Sigma's directors, (iii) Sigma's Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of Sigma at fiscal year end (the "Named Officers") and (iv) all individuals who served as directors or executive officers at fiscal year end as a group:

	Shares Beneficially Owned (1)(2)
Name	Number	Percent (3)
Thinh Q. Tran (4)	1,397,308	8.0%
Silvio Perich (5)	398,916	2.4
Jacques Martinella (6)	150,881	*
Kit Tsui (7)	155,680	*
Kenneth Lowe (8)	33,333	*
William J. Almon (9)	78,250	*
William Wang (10)	24,750	*
Julien Nguyen (11)	15,000	*
All Directors and Executive Officers at fiscal year end as a group (8 persons)(12)	2,254,118	12.5%

* Less than 1%.

  The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of April 22, 2002 through the exercise of any stock option or other right.

  The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of Sigma.

  Based upon 16,427,724 shares of common stock outstanding as of April 22, 2002.

  Includes 941,015 shares issuable upon exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 262,916 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 146,881 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 107,416 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 33,333 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 26,250 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 23,750 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 10,000 shares issuable upon the exercise of outstanding options which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

  Includes 1,551,561 shares issuable upon the exercise of outstanding options held by eight (8) officers and directors which were exercisable at April 22, 2002 or within sixty (60) days thereafter.

Executive Compensation

The following table shows, as to each of the Named Officers, information concerning compensation paid for services to Sigma in all capacities during the three fiscal years ended January 31, 2002, January 31, 2001 and January 31, 2000:

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options (#)
Thinh Q. Tran Chairman of the Board, President and Chief Executive Officer	2002 2001 2000	$256,000 256,000 231,565	-- -- $120,000(1)	100,000 50,000 --
Kit Tsui (2) Chief Financial Officer	2002 2001 2000	$142,694 109,241 97,852	-- -- --	30,000 15,000 20,000
Silvio Perich Senior Vice President, Worldwide Sales	2002 2001 2000	$165,000 158,654 136,442	$33,260 (3) 56,557 (3) 108,435 (3)	30,000 25,000 --
Jacques Martinella Vice President, Engineering	2002 2001 2000	$ 179,000 171,808 147,293	-- $50,000 (4) 43,385 (4)	30,000 25,000 20,000
Kenneth Lowe Vice President, Business Development	2002 2001	$140,000 99,615(5)	-- $ 5,000 (6)	20,000 80,000

  Represents a performance bonus paid to Mr. Tran for such fiscal year.

  Ms. Tsui was promoted to Chief Financial Officer on January 29, 2001.

  Represents total amount of commission paid to Mr. Perich for such fiscal year.

  Represents a performance bonus paid to Mr. Martinella for such fiscal year.

  Mr. Lowe joined Sigma in May 2000. This amount represents the total amount of salary paid to Mr. Lowe for the fiscal year ended January 31, 2001.

  Represents a one-time hiring bonus paid to Mr. Lowe for such fiscal year.

Option Grants in Last Fiscal Year

The following table shows, as to each of the Named Officers, option grants during the last fiscal year and the potential realizable value of options, assuming 5% and 10% appreciation, at the end of their term:

Name	Number of Securities Underlying Options Granted	% of Total Options Granted To Employees in Fiscal Year(1)	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of 5%(2) 10%(2)
Thinh Q. Tran	100,000 (3)	11.94%	$ 1.25	11/7/2011	$78,612	$199,218
Kit Tsui	30,000 (3)	3.58%	1.25	11/7/2011	23,584	59,765
Silvio Perich	30,000 (3)	3.58%	1.25	11/7/2011	23,584	59,765
Jacques Martinella	30,000 (3)	3.58%	1.25	11/7/2011	23,584	59,765
Kenneth Lowe	20,000 (3)	2.39%	1.25	11/7/2011	15,722	39,844

  Sigma granted options representing 837,500 shares to employees in the last fiscal year under Sigma's 1994 and 2001 Option Plan.

  The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent Sigma's estimate or projection of future common stock price.

  These options were granted under Sigma's 1994 and 2001 Option Plan and have exercise prices equal to the fair market value on the date of grant. The options become exercisable cumulatively over a period of five (5) years at the rate of twenty percent (20%) of the shares one (1) year after the vesting commencement date specified in the grants and one-sixtieth (1/60) of the shares each month thereafter for the next four (4) years. The options expire ten (10) years from the date of grant. The 1994 and 2001 Option Plan is currently administered by the Board of Directors, except for grants to executive officers, which are administered by the Compensation Committee. The Board of Directors and the Compensation Committee have broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto. Grants under the 1994 and 2001 Option Plan are made at the discretion of the Board of Directors; accordingly, future grants under the 1994 and 2001 Option Plan are not yet determinable.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors establishes the general compensation policies of Sigma as well as the compensation plans and specific compensation levels for executive officers. It also administers Sigma's employee stock benefit plan for executive officers. The Compensation Committee is currently composed of independent, non-employee directors who have no interlocking relationships as defined by the Securities and Exchange Commission.

The Compensation Committee believes that the compensation of the executive officers, including that of the Chief Executive Officer (collectively, the "Executive Officers") should be influenced by Sigma's performance. The Committee establishes the salaries of all of the Executive Officers by considering (i) Sigma' s financial performance for the past year, (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility, (iii) the salaries of executive officers in similar positions of comparably-sized companies and (iv) the relationship between revenue and executive officer compensation. The Committee believes that Sigma's executive officer salaries in the last fiscal year were comparable in the industry for similarly-sized business.

In addition to salary, the Committee, from time to time, grants options to Executive Officers. The Committee thus views stock option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to Sigma's stock price, the Committee believes that options motivate Executive Officers to manage Sigma in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting stock options to an Executive Officer is the Executive Officer's ability to influence Sigma's long-term growth and profitability.

Chief Executive Officer Compensation

Thinh Q. Tran, in his capacity as the Chief Executive Officer, participates in the same compensation programs as the other Named Officers. The Compensation Committee has targeted Mr. Tran's total compensation, including compensation derived from the performance bonus plan and stock option plan, at a level it believes is competitive with the average amount paid by other multimedia software and hardware companies with similar revenues and growth rates.

Mr. Tran's annual base salary was not increased in fiscal 2002 and remains at approximately $256,000. The Compensation Committee based its decision on data from comparable companies and the need to offer Mr. Tran a competitive salary in a geographic market where demand for qualified Chief Executive Officers is intense. The Committee believes Mr. Tran's annual base salary is competitive in the industry and a necessary retention component.

Deductibility of Executive Compensation

Beginning in 1994, the Internal Revenue Code of 1986, as amended (the "Code") limited the federal income tax deductibility of compensation paid to Sigma's Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on date of exercise. Sigma may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering Sigma's current compensation plans and policy, Sigma and the Compensation Committee believe that, for the near future, there is little risk that Sigma will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, Sigma's compensation plans and policy will be modified to maximize deductibility if Sigma and the Compensation Committee determine that such action is in the best interests of Sigma.

Compensation Committee of the Board of Directors

William J. Almon
William Wang

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of William J. Almon and William Wang, each of whom is an independent, non-employee director. No executive officer of Sigma serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of Sigma's Board of Directors or Compensation Committee

Sigma Stock Price Performance

The following graph shows a comparison of cumulative total shareholder return, calculated on a dividend reinvested basis, for the five-year period beginning January 31, 1997 and ending January 31, 2002 for Sigma, the CRSP Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Index") and the CRSP Index for Computer Manufacturers' Stocks (the "Nasdaq Computer Manufacturers' Index"). The graph assumes that $100 was invested in Sigma's Common Stock on January 31, 1997 and in the Nasdaq Index and the Nasdaq Computer Manufacturers' Index on January 31, 1997. Note that historic stock price performance is not necessarily indicative of future stock price performance.

$600
$500
$400
$300
$200
$100
$-
1/31/1997
1/31/1998
1/31/1999
1/31/2000
1/31/2001
1/31/2002
Sigma Designs, Inc.
Nasdaq Stock Market
Nasdaq Computer Manufactures Stocks

Comparison of Five-Year Cumulative Total Returns

Notes:

  The lines represent yearly index levels derived from compounded daily returns that include all dividends.

  If the yearly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

  The index level for all series was set to $100.00 on January 31, 1997.

THE FOREGOING COMPENSATION COMMITTEE REPORT AND SIGMA STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT SIGMA SPECIFICALLY INCORPORATES BY REFERENCE INTO SUCH FILING.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is responsible for providing independent, objective and review of Sigma's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter first adopted and approved by the Board of Directors in June 2000. Each of the members of the Audit Committee is independent as defined by Sigma policy and Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. A copy of the Audit Committee Charter was filed with the proxy statement for the 2001 annual meeting of shareholders.

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as Sigma's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Sigma management and the independent accountants regarding the following:

  the plan for, and the independent accountant's report on, each audit of Sigma's financial statements

  Sigma's financial disclosure documents, including all financial statements and reports filed with the SEC or sent to shareholders, as well as the adequacy of Sigma's internal accounting controls, and accounting and financial personnel changes in Sigma's accounting practices, principles, controls or methodologies, or in Sigma's financial statements, and recent developments in accounting rules the establishment and maintenance of an environment at Sigma that promotes ethical behavior

This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

The Audit Committee is responsible for recommending to the Board that Sigma's financial statements be included in Sigma's annual report. The Committee took a number of steps in making this recommendation for fiscal 2002. First, the Audit Committee discussed with Deloitte & Touche LLP, Sigma's independent auditors for fiscal 2002, those matters Deloitte & Touche LLP communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed Deloitte & Touche LLP's independence with Deloitte & Touche LLP and received a letter from Deloitte & Touche LLP regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of Deloitte & Touche LLP's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with Sigma management and Deloitte & Touche LLP, Sigma's audited consolidated balance sheets at January 31, 2002 and 2001, and consolidated statements of income, cash flows and stockholders' equity for the three years ended January 31, 2002. Based on the discussions with Deloitte & Touche LLP concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that Sigma's Annual Report on Form 10-K include these financial statements.

Audit Committee

William J. Almon
William Wang
Julien Nguyen

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OF THE EXCHANGE ACT, EXCEPT TO THE EXTENT SIGMA SPECIFICALLY INCORPORATES BY REFERENCE INTO SUCH FILING.

OTHER MATTERS

Sigma knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

FOR THE BOARD OF DIRECTORS

Thinh Q. Tran
Chairman of the Board of Directors,
President and Chief Executive Officer

Dated: May 20, 2002

APPENDIX A

MERGER AGREEMENT

AGREEMENT AND PLAN OF MERGER

OF SIGMA DESIGNS, INC.

(a Delaware corporation)

AND

SIGMA DESIGNS, INC.

(a California corporation)

THIS AGREEMENT AND PLAN OF MERGER dated as of __________, 2002 (the "Agreement") is between Sigma Designs, Inc., a Delaware corporation ("Sigma Delaware") and Sigma Designs, Inc., a California corporation ("Sigma California"). Sigma Delaware and Sigma California are sometimes referred to herein as the "Constituent Corporations."

R E C I T A L S

    Sigma Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 37,000,000 shares, 35,000,000 of which are designated "Common Stock," no par value per share, and 2,000,000 of which are designated "Preferred Stock," no par value per share. As of __________, 2002, 100 shares of Common Stock were issued and outstanding, all of which were held by Sigma California, and no shares of Preferred Stock were issued and outstanding.
    Sigma California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 37,000,000 shares, 35,000,000 of which are designated "Common Stock," no par value per share, and 2,000,000 of which are designated "Preferred Stock," no par value per share. Of the authorized shares of Preferred Stock, 5,000 shares are designated "Series A Convertible Preferred Stock" and 1,100 shares are designated "Series C Convertible Preferred Stock". As of __________, 2002, _________ shares of Common Stock and no shares of Preferred Stock were issued and outstanding.
    The Board of Directors of Sigma California has determined that, for the purpose of effecting the reincorporation of Sigma California in the State of Delaware, it is advisable and in the best interests of Sigma California and its shareholders that Sigma California merge with and into Sigma Delaware upon the terms and conditions herein provided.
    The respective Boards of Directors of Sigma Delaware and Sigma California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Sigma Delaware and Sigma California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I. MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Sigma California shall be merged with and into Sigma Delaware (the "Merger"), the separate existence of Sigma California shall cease and Sigma Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Sigma Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be Sigma Designs, Inc.

1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) An executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Sigma California shall cease and Sigma Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Sigma California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Sigma California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Sigma Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Sigma California in the same manner as if Sigma Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

II. CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of Sigma Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Sigma Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Sigma California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III. MANNER OF CONVERSION OF STOCK

3.1 Sigma California Common Stock. Upon the Effective Date of the Merger, each share of Sigma California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value per share, of the Surviving Corporation.

3.2 Sigma California Options, Stock Purchase Rights and Convertible Securities.

(a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the obligations of Sigma California under the stock option plans and all other employee benefit plans of Sigma California. Each outstanding and unexercised option or other right to purchase or security convertible into Sigma California Common Stock or Sigma California Preferred Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock or Preferred Stock, respectively, on the basis of one share of the Surviving Corporation's Common Stock for each share of Sigma California Common Stock and one share of the Surviving Corporation's Preferred Stock for each share of Sigma California's Preferred Stock, as the case may be, issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Sigma California option, stock purchase right or convertible security at the Effective Date of the Merger. This section 3.2(a) shall not apply to outstanding shares of Sigma California Common Stock. Such Common Stock is subject to Section 3.1 hereof.

(b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Sigma California Common Stock so reserved immediately prior to the Effective Date of the Merger; and a number of shares of the Surviving Corporation's Preferred Stock shall be reserved for issuance upon exercise of options, stock purchase rights and convertible securities equal to the number of shares of Sigma California Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

3.3 Sigma Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, no par value per share, of Sigma Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Sigma Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Sigma California Common Stock may, at such stockholder's option, surrender the same for cancellation to Mellon Investor Services LLC, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Sigma California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of Sigma California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Sigma California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

If any certificate for shares of Sigma Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Sigma Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Sigma Delaware that such tax has been paid or is not payable.

IV. GENERAL

4.1 Covenants of Sigma Delaware. Sigma Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

(b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Sigma Delaware of all of the franchise tax liabilities of Sigma California;

(c) file an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law with the Secretary of State of the State of California; and

(d) take such other actions as may be required by the California General Corporation Law.

4.2 Further Assurances. From time to time, as and when required by Sigma Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Sigma California such deeds and other instruments, and there shall be taken or caused to be taken by Sigma Delaware and Sigma California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Sigma Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Sigma California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Sigma Delaware are fully authorized in the name and on behalf of Sigma California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Sigma California or of Sigma Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of Sigma California or by the sole stockholder of Sigma Delaware, or by both.

4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 15 East North Street, City of Dover, County of Kent, Delaware 19901 is the registered agent of the Surviving Corporation at such address.

4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 355 Fairview Way, Milpitas, California 95035 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Sigma Designs, Inc., a Delaware corporation, and Sigma Designs, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

SIGMA DESIGNS, INC.

a Delaware corporation

By: ___________________________________
Thinh Q. Tran
President, Chief Executive Officer
and Chairman

By: ___________________________________
Kit Tsui
Chief Financial Officer and Secretary

SIGMA DESIGNS, INC.

a California corporation

By: ___________________________________
Thinh Q. Tran
President, Chief Executive Officer
and Chairman

By: ___________________________________
Kit Tsui
Chief Financial Officer and Secretary

SIGMA DESIGNS, INC.
(a California corporation)

OFFICERS' CERTIFICATE

Thinh Q. Tran and Kit Tsui certify that:

    They are the President and the Secretary, respectively, of Sigma Designs, Inc., a corporation organized under the laws of the State of California.
    The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized 35,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. Two series of Preferred Stock are authorized, designated "Series A Convertible Preferred Stock" and "Series C Convertible Preferred Stock," respectively.
    There were ______________ shares of Common Stock and no shares of Preferred Stock outstanding as of the record date (the "Record Date") and entitled to vote at the shareholders' meeting at which the Agreement and Plan of Merger (the "Merger Agreement") attached hereto was approved.
    The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of a number of shares of each class of stock which equaled or exceeded the vote required.
    The percentage vote required was more than 50% of the votes entitled to be cast by holders of Common Stock outstanding as of the Record Date, voting as a single class.
    Thinh Q. Tran and Kit Tsui further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

Executed in Milpitas, California on ____________, 2002.

___________________________
Thinh Q. Tran,
President

___________________________
Kit Tsui,
Secretary

SIGMA DESIGNS, INC.
(a Delaware corporation)

OFFICERS' CERTIFICATE

Thinh Q. Tran and Kit Tsui certify that:

    They are the President and the Secretary, respectively, of Sigma Designs, Inc., a corporation organized under the laws of the State of Delaware.
    The corporation has authorized two classes of stock, designated "Common Stock" and "Preferred Stock," respectively. There are authorized 35,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. No series of Preferred Stock has been authorized.
    There are 100 shares of Common Stock outstanding and entitled to vote on the Agreement and Plan of Merger (the "Merger Agreement") attached hereto. There are no shares of Preferred Stock outstanding.
    The principal terms of the Merger Agreement were approved by the Board of Directors and by the vote of 100% of the shares outstanding and entitled to vote on the Merger Agreement.
    The percentage vote required was more than 50% of the votes entitled to be cast by holders of outstanding shares of Common Stock.
    Thinh Q. Tran and Kit Tsui further declare under penalty of perjury under the laws of the State of Delaware that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

Executed in Milpitas, California on ____________, 2002.

___________________________
Thinh Q. Tran,
President

___________________________
Kit Tsui,
Secretary

APPENDIX B

SIGMA DELAWARE CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

SIGMA DESIGNS, INC.

ARTICLE I

The name of the corporation is Sigma Designs, Inc. (the "Corporation").

ARTICLE II

The address of the Corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Incorporating Services, Ltd.

ARTICLE III

The nature of the business or purposes to be conducted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

The Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is thirty-seven million (37,000,000), consisting of thirty- five million (35,000,000) shares of Common Stock, no par value per share (the "Common Stock"), and two million (2,000,000) shares of Preferred Stock, no par value per share (the "Preferred Stock").

The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V

The name and mailing address of the incorporator are as follows:

Gabriel M. Marusic

Wilson Sonsini Goodrich & Rosati

650 Page Mill Road

Palo Alto, CA 94304-1050

ARTICLE VI

The Corporation is to have perpetual existence.

ARTICLE VII

The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

Vacancies occurring on the Board of Directors may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at a meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation or until his or her successor shall have been duly elected and qualified.

ARTICLE IX

No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

ARTICLE X

Advance notice of stockholder nomination for the election of directors and of any other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

ARTICLE XI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE XII

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE XIII

At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held.

ARTICLE XIV

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XV

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

The undersigned incorporator hereby acknowledges that the foregoing Certificate of Incorporation is his act and deed and that the facts stated herein are true.

Dated: May __, 2002

Gabriel M. Marusic

Incorporator

APPENDIX C

SIGMA DELAWARE BYLAWS

BYLAWS OF

SIGMA DESIGNS, INC.

(a Delaware corporation)

TABLE OF CONTENTS
Page

ARTICLE I CORPORATE OFFICES *

1.1 Registered Office *

1.2 Other Offices *

ARTICLE II MEETINGS OF STOCKHOLDERS *

2.1 Place Of Meeting *

2.2 Annual Meeting *

2.3 Special Meeting *

2.4 Notice Of Stockholders' Meetings *

2.5 Manner Of Giving Notice; Affidavit Of Notice *

2.6 Quorum *

2.7 Adjourned Meeting; Notice *

2.8 Voting *

2.9 Validation Of Meetings; Waiver Of Notice; Consent *

2.10 No Stockholder Action By Written Consent *

2.11 Record Date For Stockholder Notice; Voting *

2.12 Proxies *

2.13 Organization *

2.14 List Of Stockholders Entitled To Vote *

2.15 Inspectors Of Election *

ARTICLE III DIRECTORS *

3.1 Powers *

3.2 Number Of Directors *

3.3 Election And Term Of Office Of Directors *

3.4 Resignation And Vacancies *

3.5 Removal Of Directors *

3.6 Place Of Meetings; Meetings By Telephone *

3.7 Regular Meetings *

3.8 Special Meetings; Notice *

3.9 Quorum *

3.10 Waiver Of Notice *

3.11 Adjournment *

3.12 Notice Of Adjournment *

3.13 Board Action By Written Consent Without A Meeting *

3.14 Fees And Compensation Of Directors *

3.15 Approval Of Loans To Officers *

3.16 Sole Director Provided By Certificate Of Incorporation *

ARTICLE IV COMMITTEES *

4.1 Committees Of Directors *

4.2 Meetings And Action Of Committees *

4.3 Committee Minutes *

ARTICLE V OFFICERS *

5.1 Officers *

5.2 Election Of Officers *

5.3 Subordinate Officers *

5.4 Removal And Resignation Of Officers *

5.5 Vacancies In Offices *

5.6 Chairman Of The Board *

5.7 President *

5.8 Vice Presidents *

5.9 Secretary *

5.10 Chief Financial Officer *

5.11 Assistant Secretary *

5.12 Administrative Officers *

5.13 Authority And Duties Of Officers *

ARTICLE VI INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS *

6.1 Indemnification Of Directors And Officers *

6.2 Indemnification Of Others *

6.3 Insurance *

6.4 Expenses *

6.5 Non-Exclusivity Of Rights *

6.6 Survival Of Rights *

6.7 Amendments *

ARTICLE VII RECORDS AND REPORTS *

7.1 Maintenance And Inspection Of Records *

7.2 Inspection By Directors *

7.3 Representation Of Shares Of Other Corporations *

7.4 Certification And Inspection Of Bylaws *

ARTICLE VIII GENERAL MATTERS *

8.1 Record Date For Purposes Other Than Notice And Voting *

8.2 Checks; Drafts; Evidences Of Indebtedness *

8.3 Corporate Contracts And Instruments: How Executed *

8.4 Stock Certificates; Transfer; Partly Paid Shares *

8.5 Special Designation On Certificates *

8.6 Lost Certificates *

8.7 Transfer Agents And Registrars *

8.8 Construction; Definitions *

8.9 Provisions Additional to Provisions of Law *

8.10 Provisions Contrary To Provisions Of Law *

8.11 Notices *

ARTICLE IX AMENDMENTS *

BYLAWS

OF

SIGMA DESIGNS, INC.
(a Delaware corporation)

ARTICLE I

CORPORATE OFFICES

1.1 Registered Office .  The registered office of the corporation shall be fixed in the Certificate of Incorporation of the corporation, as the same may be amended from time to time.

1.2 Other Offices .  The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 Place Of Meeting .  Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2 Annual Meeting

  The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Thursday in April in each year at 4:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.
  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the date specified in the corporation's proxy statement released to stockholders in connection with the previous year's annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the one year anniversary of the date of the previous year's meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder's meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (b), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.
  Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (c). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

2.3 Special Meeting .  A special meeting of the stockholders may be called at any time by the board of directors, by the chairman of the board, or by the president, but such special meetings may not be called by any other person or persons. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

2.4 Notice Of Stockholders' Meetings .  All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws not less than ten (10) (or, if sent by third-class mail pursuant to Section 2.5 of these Bylaws, thirty (30)) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5 Manner Of Giving Notice; Affidavit Of Notice .  Written notice of any meeting of stockholders shall be given either (i) personally, (ii) by private courier, (iii) by first- or third-class United States mail, (iv) by telegraphic communication, (v) by other written communication or (vi) by other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or by courier or deposited in the mail or sent by telegram or other means of written communication or other electronic or wireless means.

An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.6 Quorum .  The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these Bylaws.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.7 Adjourned Meeting; Notice .  When a meeting is adjourned to another time and place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8 Voting .  The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

Except as may be otherwise provided in the Certificate of Incorporation or these Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

2.9 Validation Of Meetings; Waiver Of Notice; Consent .  The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. The waiver of notice or consent or approval need not specify either the business to be transacted or the purpose of any annual or special meeting of stockholders unless otherwise required by the Certificate of Incorporation or these Bylaws. All such waivers, consents, and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance by a person at a meeting shall also constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

2.10 No Stockholder Action By Written Consent .  Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as dividend or upon liquidation, the stockholders of the corporation may not take action by written consent without a meeting but must take any such actions at a duly called annual or special meeting.

2.11 Record Date For Stockholder Notice; Voting .  For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by applicable law.

If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

The record date for any other purpose shall be as provided in Section 8.1 of these Bylaws.

2.12 Proxies .  Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware (relating to the irrevocability of proxies).

2.13 Organization .  The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.14 List Of Stockholders Entitled To Vote .  The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting, either (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

2.15 Inspectors Of Election .  Before any meeting of stockholders, the board of directors may appoint an inspector or inspectors of election to act at the meeting or its adjournment. If no inspector of election is so appointed, then the chairman of the meeting may, and on the request of any stockholder or a stockholder's proxy shall, appoint an inspector or inspectors of election to act at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting pursuant to the request of one (1) or more stockholders or proxies, then the holders of a majority of the voting power of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder's proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

  determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;
  receive votes, ballots or consents;
  hear and determine all challenges and questions in any way arising in connection with the right to vote;
  count and tabulate all votes or consents;
  determine when the polls shall close;
  determine the result; and
  do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

3.1 Powers .  Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2 Number Of Directors .  The board of directors shall consist of four (4) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the Certificate of Incorporation.

3.3 Election And Term Of Office Of Directors .  Except as provided in Section 3.4 of these Bylaws, at each annual meeting of stockholders, directors of the corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the General Corporation Law of Delaware. The term of office of a director shall begin immediately after election. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed.

3.4 Resignation And Vacancies .  Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective. Each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced and until a successor has been elected and qualified.

Unless otherwise provided in the Certificate of Incorporation or by these Bylaws, vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the voting power of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced and until a successor has been elected and qualified.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

  Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
  If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware (relating to meetings of stockholders).

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10%) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware (relating to meetings of stockholders) as far as applicable.

3.5 Removal Of Directors .  Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

3.6 Place Of Meetings; Meetings By Telephone .  Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

3.7 Regular Meetings .  Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

3.8 Special Meetings; Notice .  Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, or other electronic or wireless means, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Moreover, a notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

3.9 Quorum .  A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these Bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the Certificate of Incorporation and applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

3.10 Waiver Of Notice .  Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

3.11 Adjournment .  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

3.12 Notice Of Adjournment .  Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these Bylaws, to the directors who were not present at the time of the adjournment.

3.13 Board Action By Written Consent Without A Meeting .  Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

3.14 Fees And Compensation Of Directors .  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.15 Approval Of Loans To Officers .  The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

3.16 Sole Director Provided By Certificate Of Incorporation .  In the event only one director is required by these Bylaws or the Certificate of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

ARTICLE IV

COMMITTEES

4.1 Committees Of Directors .  The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) approve or adopt or recommend to the stockholders any action or matter that requires the approval of the stockholders or (ii) adopt, amend or repeal any Bylaw of the corporation.

4.2 Meetings And Action Of Committees .  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these Bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings; notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment) and Section 3.13 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

4.3 Committee Minutes .  Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

ARTICLE V

OFFICERS

5.1 Officers .  The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws. Any number of offices may be held by the same person.

In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these Bylaws.

5.2 Election Of Officers .  The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these Bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

5.3 Subordinate Officers .  The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these Bylaws or as the board of directors may from time to time determine.

The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these Bylaws.

5.4 Removal And Resignation Of Officers .  Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

5.5 Vacancies In Offices .  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

5.6 Chairman Of The Board .  The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these Bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.

5.7 President .  Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or non-existence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Bylaws.

5.8 Vice Presidents .  In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these Bylaws, the president or the chairman of the board.

5.9 Secretary .  The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these Bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these Bylaws.

5.10 Chief Financial Officer .  The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these Bylaws.

5.11 Assistant Secretary .  The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

5.12 Administrative Officers .  In addition to the Corporate Officers of the corporation as provided in Section 5.1 of these Bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these Bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

5.13 Authority And Duties Of Officers .  In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
AND OTHER AGENTS

6.1 Indemnification Of Directors And Officers .  The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these Bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.2 Indemnification Of Others .  The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3 Insurance .  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

6.4 Expenses .  The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director or officer in connection with such proceeding, upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this bylaw or otherwise; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.5, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

6.5 Non-Exclusivity Of Rights .  The rights conferred on any person by this bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

6.6 Survival Of Rights .  The rights conferred on any person by this bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

6.7 Amendments .  Any repeal or modification of this bylaw shall only be prospective and shall not affect the rights under this bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

ARTICLE VII

RECORDS AND REPORTS

7.1 Maintenance And Inspection Of Records .  The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records of its business and properties.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

7.2 Inspection By Directors .  Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3 Representation Of Shares Of Other Corporations .  The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of the corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.4 Certification And Inspection Of Bylaws .  The original or a copy of these Bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

ARTICLE VIII

GENERAL MATTERS

8.1 Record Date For Purposes Other Than Notice And Voting .  For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

8.2 Checks; Drafts; Evidences Of Indebtedness .  From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3 Corporate Contracts And Instruments .  The board of directors, except as otherwise provided in these Bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4 Stock Certificates; Transfer; Partly Paid Shares .  The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5 Special Designation On Certificates .  If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 201 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and uncertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6 Lost Certificates .  Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

8.7 Transfer Agents And Registrars .  The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

8.8 Construction; Definitions .  Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, as used in these Bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

8.9 Provisions Additional to Provisions of Law .  All restrictions, limitations, requirements and other provisions of these Bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

8.10 Provisions Contrary To Provisions Of Law .  Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

8.11 Notices .  Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless means, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

ARTICLE IX

AMENDMENTS

Subject to Section 6.7 hereof, the original or other Bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

Whenever an amendment or new bylaw is adopted, it shall be copied in the book of Bylaws with the original Bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

CERTIFICATE OF ADOPTION OF BYLAWS

OF

SIGMA DESIGNS, INC.

ADOPTION BY INCORPORATOR

The undersigned person appointed in the Certificate of Incorporation as the Incorporator of Sigma Designs, Inc. hereby adopts the foregoing bylaws, comprising eighteen (18) pages, as the Bylaws of the corporation.

Executed this __________ day of _______, 2002

___________________________________
Gabriel Marusic
Incorporator

CERTIFICATE BY SECRETARY OF ADOPTION BY INCORPORATOR

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Sigma Designs, Inc. and that the foregoing Amended and Restated Bylaws, comprising eighteen (18) pages, were adopted as the Amended and Restated Bylaws of the corporation on ____________, 2002, by the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __th day of _________ 2002.

___________________________________
Kit Tsui
Secretary

PROXY             SIGMA DESIGNS, INC.             PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

June 21, 2002

The undersigned shareholder of Sigma Designs, Inc. ("Sigma"), hereby appoints Thinh Q. Tran and Kit Tsui and each of them, with power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of common stock of Sigma held of record by the undersigned on April 22, 2002, at the 2002 Annual Meeting of Shareholders of Sigma to be held on Friday, June 21, 2002 at 2:00 p.m., local time, at Sigma's principal executive offices at 355 Fairview Way, Milpitas, California 95035, and any adjournments or postponements thereof.

(Continued, and to be signed on the other side)

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	FOR	WITHHOLD ALL
ELECTION OF DIRECTORS: Nominees: Thinh Q. Tran, William J. Almon William Wang and Julien Nguyen	[ ]	[ ]

INSTRUCTION: If you wish to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

[X] Please mark your votes as this
	FOR	AGAINST	ABSTAIN
Change of Sigma's state of incorporation from California to Delaware.	[ ]	[ ]	[ ]
Ratification of the appointment of Deloitte & Touche LLP as independent auditors of Sigma for the fiscal year ending January 31, 2003.	[ ]	[ ]	[ ]
In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof.	[ ]	[ ]	[ ]

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1, 2, 3 and 4. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement dated May 20, 2002 and Sigma's Annual Report to Shareholders.

Please mark, sign and date this proxy and return it promptly whether you plan to attend the meeting or not. If you do attend, you may vote in person if you desire.
Signature(s) ___________________ Dated _____, 2002

Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.

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